UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 28, 2016

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 28, 2016, Catalent, Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiary, Catalent Pharma Solutions, Inc. (the “Operating Company”), has commenced a private offering (the “Private Offering”) of $400 million (U.S. dollar equivalent) aggregate principal amount of euro-denominated senior unsecured notes due 2024 (the “Notes”) and intends, concurrently with the Private Offering, to seek an amendment to the credit agreement governing its senior secured credit facilities that would reduce the interest rates applicable to the term loans thereunder (the “Repricing Amendment”). The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

There can be no assurance that we will be able to complete either the Private Offering or the Repricing Amendment on terms and conditions favorable to us or at all, and we may decide to not pursue either or both of the Private Offering and the Repricing Amendment before completion.

Portions of the summary section and other information from a preliminary offering memorandum prepared by the Operating Company in connection with the Private Offering are attached hereto as Exhibit 99.2 and are incorporated herein by reference. The information contained in Exhibit 99.2 should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. Such information speaks as of the date of this Current Report on Form 8-K. The Company specifically disclaims any obligation to update the attached materials in the future, except as may be required by law.

The information in Item 7.01 on this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto are being furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’), or otherwise subject to the liabilities of that Section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

The information furnished in this Form 8-K pursuant to Item 7.01, including the information contained in Exhibits 99.1 and 99.2, is neither an offer to sell nor a solicitation of an offer to buy any of the Notes in the Private Offering.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Catalent, Inc., dated November 28, 2016, announcing launch of notes offering.

99.2	Portions of preliminary offering memorandum, dated November 28, 2016, prepared in connection with the Private Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ Steven L. Fasman
Steven L. Fasman
Senior Vice President & General Counsel and Secretary

Date: November 28, 2016

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release of Catalent, Inc., dated November 28, 2016, announcing launch of notes offering.

99.2	Portions of preliminary offering memorandum, dated November 28, 2016, prepared in connection with the Private Offering.